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                                                                 EXHIBIT 10.4(c)



                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 27, 2001, is by and among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement (as defined below) signatory hereto, in their capacities as lenders (collectively, the "Lenders", and each individually, a "Lender"), and Bankers Trust Company, as administrative agent (the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 23, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and the Administrative Agent are agreeable to the same, subject to the terms and conditions hereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is, as of the Second Amendment Effective Date (as defined below), hereby amended by inserting a new Section 10.17 to read as follows:

         Section 10.17. Certain Waivers and Amendments affecting the Term A Loans. Notwithstanding the provisions of Section 10.1.1(g), (a) the provisions of clause (c) of Section 3.1.1 may not be amended, waived or modified if the Term A Lenders would be adversely affected thereby unless such amendment, modification or waiver shall have been consented to by the holders of at least two-thirds (2/3) of the aggregate amount of Term A Loans outstanding at such time and (b) this Section 10.17 may not be modified without the consent of the holders of at least two-thirds (2/3) of the aggregate amount of Term A Loans outstanding except that this Section may be modified with the consent of the Required Lenders (or in the case of loans pursuant to Section 2.8, those lenders making such loans) as required to include any increase in the Term A Loan Tranche or any additional Tranche of term loans herein on the same basis as the Term A Loans are included herein on the date hereof.


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         3. Representations and Warranties. In order to induce the
Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

                  (a) The Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

                  (b) This Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

                  (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Second Amendment Effective Date as though made on and as of the Second Amendment Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                  (d) The Borrower's execution, delivery and performance of this Amendment do not and will not violate its Articles or Certificate of Incorporation or By-laws, any material law, rule, regulation, order, writ, judgment, decree or award applicable to it or any material contractual provision to which it is a party or to which it or any of its property is subject.

                  (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower or any other Obligor of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

                  (f) No Default or Event of Default exists under the Credit Agreement as of the date hereof or would exist as of the Second Amendment Effective Date after giving effect to the amendments and transactions contemplated by this Amendment.

         4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the "Second Amendment Effective Date") each of the following conditions precedent is satisfied:

         (a) Execution and Delivery of Amendment. The Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered the Amendment.

         (b) Representations and Warranties. The representations and warranties of the Borrower and the other Obligors contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Second

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Amendment Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

         (c) No Defaults. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

         5. Miscellaneous. The parties hereto hereby further agree as follows:

         (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

         (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

         (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

         (d) Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

         (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

         (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

         (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other


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Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Second Amendment Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower acknowledges and agrees that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 9.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with
Section 10.1 of the Credit Agreement.


                            [signature pages follow]





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                      GLOBAL POWER EQUIPMENT GROUP INC.

                                      By:    /s/ Michael H. Hackner
                                             ----------------------------------
                                      Name:  Michael H. Hackner
                                             ----------------------------------
                                      Title: Vice President of Finance and CFO
                                             ----------------------------------




                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement

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                                      BANKERS TRUST COMPANY,
                                      Individually and as Administrative Agent


                                      By:    /s/ Robert R. Telesca
                                             ----------------------------------
                                      Name:  Robert R. Telesca
                                             ----------------------------------
                                      Title: Vice President
                                             ----------------------------------


                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement


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                                      NATIONAL CITY BANK, CLEVELAND


                                      By:    /s/ Julie Sabroff
                                             ----------------------------------
                                      Name:  Julie Sabroff
                                             ----------------------------------
                                      Title: Senior Vice President
                                             ----------------------------------



                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement

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                                      FLEET BANK

                                      By:    /s/ Richard Williams
                                             ----------------------------------
                                      Name:  Richard Williams
                                             ----------------------------------
                                      Title: Assistant Vice President
                                             ----------------------------------


                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement

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                                      US BANK NATIONAL ASSOCIATION


                                      By:    /s/ Sam S. Pepper, Jr.
                                             ----------------------------------
                                      Name:  Sam S. Pepper, Jr.
                                             ----------------------------------
                                      Title: Vice President
                                             ----------------------------------



                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement

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                                       BARCLAYS BANK PLC


                                       By:    /s/ John Giannone
                                              ---------------------------------
                                       Name:  John Giannone
                                              ---------------------------------
                                       Title: Director
                                              ---------------------------------




                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement

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                                     CITICORP USA, INC.


                                      By:    /s/ Nicolas T. Erni
                                             ----------------------------------
                                      Name:  Nicolas T. Erni
                                             ----------------------------------
                                      Title: Director
                                             ----------------------------------



                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement

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                                      ALLIED IRISH BANKS PLC


                                      By:    /s/ John J. Farrace
                                             ----------------------------------
                                      Name:  John J. Farrace
                                             ----------------------------------
                                      Title: Senior Vice President
                                             ----------------------------------



                        Global Power Equipment Group Inc.
            Second Amendment to Amended and Restated Credit Agreement